f
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington DC 20549



                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a)
                   of the Securities Exchange Act of 1934

 Filed by the Registrant /X/
 Filed by a party other than the Registrant / /

 Check the appropriate box:
 /X/  Preliminary Proxy Statement   / /  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
 / /  Definitive Proxy Statement
 / /  Definitive Additional Materials
 / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         THE SEIBELS BRUCE GROUP,INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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
                         THE SEIBELS BRUCE GROUP, INC.
                            COLUMBIA, SOUTH CAROLINA

                 NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 10, 2000

             TO THE SHAREHOLDERS OF THE SEIBELS BRUCE GROUP, INC.:

    Notice is hereby given that the 2000 Annual Meeting of Shareholders (the "Meeting") of The Seibels Bruce Group, Inc. ("SBIG" or the "Company") will be held at the offices of the Company at 1501 Lady Street, Columbia, South Carolina 29201, at 11:00 a.m., on Wednesday, May 10, 2000 for the purpose of considering and acting upon the following:

    1)  The proposal to fix the number of directors at 8 (Proposal 1);

    2) The election of three (3) directors to hold office until the 2003 Annual Meeting of Shareholders or until his/her successor shall be elected and shall qualify (Proposal 2);

    3) The ratification of the Board's appointment of Arthur Andersen LLP as auditors of the Company's books and records for the fiscal year ending December 31, 2000 (Proposal 3);

    4) The grant of full and unlimited voting rights under the South Carolina Control Share Acquisitions Act to 1,066,000 shares of Common Stock purchased by Charles H. Powers, Walker S. Powers, Rex Huggins and Jane Huggins, in accordance and in compliance with Title 35, Chapter 2,
        Article 1, Section 35-2-109 of the South Carolina Code (Proposal 4); and

    5) The transaction of such other business as may properly and lawfully come before the Meeting or any adjournment thereof.

    All of the foregoing is more fully set forth in the Proxy Statement accompanying this Notice.

    The transfer books of the Company will close as of the end of business on March 13, 2000 (the "Record Date") for purposes of determining shareholders who are entitled to notice of and to vote at the Meeting, but will not be closed for any other purpose.

    All shareholders are cordially invited to attend the Meeting in person. If you cannot attend the Meeting, please take the time to promptly sign, date and mail the enclosed proxy in the envelope we have provided. If you attend the Meeting and decide that you want to vote in person, you may revoke your proxy. The Board of Directors recommends that you vote in favor of the nominees for directors and the described proposals to be considered at the Meeting.

                                              By Order of the Board of Directors


                                              /s/ Matthew P. McClure
                                              ---------------------------------
                                              Matthew P. McClure
                                              Corporate Secretary

April 10, 2000

    THE ACCOMPANYING PROXY FORM IS SOLICITED BY THE BOARD OF DIRECTORS AND IS REVOCABLE AT ANY TIME PRIOR TO BEING EXERCISED. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS THEREON. IF A CHOICE IS NOT INDICATED, HOWEVER, THE PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES FOR DIRECTORS, IN FAVOR OF THE DESCRIBED PROPOSALS TO BE CONSIDERED AT THE MEETING, AND IN THE BEST JUDGMENT OF THE PROXIES CONCERNING ALL OTHER PROPOSALS CONSIDERED AT THE MEETING.

                         THE SEIBELS BRUCE GROUP, INC.
                                1501 LADY STREET
                         COLUMBIA, SOUTH CAROLINA 29201

             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 10, 2000

GENERAL

    This Proxy Statement is furnished to the holders of common stock, par value $1.00 per share (the "Common Stock"), of The Seibels Bruce Group, Inc. ("SBIG" or the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders (the "Meeting") to be held at the time and place and for the purposes specified in the accompanying Notice of Annual Meeting of Shareholders and at any adjournments thereof. It is anticipated that this Proxy Statement will be mailed to shareholders commencing on or about April 10, 2000.

    When the enclosed proxy is properly executed and returned, the shares which it represents will be voted at the Meeting in accordance with the instructions thereon. In the absence of any such instructions, the shares represented thereby will be voted in favor of the nominees for directors and the described proposals to be considered at the Meeting. Management does not know of any other matters that may come before the Meeting for consideration by the shareholders. However, a signed proxy card will confer authority on the proxy holder to vote the shares represented thereby in their discretion on any matter that comes before the Meeting.

    Any shareholder who executes and delivers a proxy may revoke it prior to its use by (i) giving written notice of such revocation to the Corporate Secretary of SBIG at Post Office Box One, Columbia, South Carolina 29202, the Company's mailing address; or (ii) executing and delivering to the Corporate Secretary of SBIG (by mail at Post Office Box One, Columbia, South Carolina 29202, or by delivery at 1501 Lady Street, Columbia, South Carolina 29201) a proxy bearing a later date; or (iii) appearing at the Meeting and voting in person.

ANNUAL REPORT

    The Company's 1999 Annual Report, including consolidated financial statements for the year ended December 31, 1999, is enclosed with this Proxy Statement. The Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission provides certain additional information. Shareholders may obtain a copy of the Annual Report on Form 10-K without charge upon written request addressed to Corporate Secretary, The Seibels Bruce Group, Inc., Post Office Box One, Columbia, South Carolina 29202. If the person requesting a copy is not a shareholder of record, the request must include a representation that he or she is a beneficial owner of Common Stock.

EXPENSES OF SOLICITATION

    The cost of soliciting proxies will be borne by the Company. Officers, directors, employees and agents of the Company may solicit proxies by telephone, telegram or personal interview, without additional compensation.

VOTING

    Only holders of record of issued and outstanding shares of Common Stock, as of March 13, 2000 (the "Record Date"), will be entitled to notice of and to vote at the Meeting. On the Record Date, there were 7,831,393 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote, except with respect to

Proposals 2 and 4, as described below.

    In accordance with applicable state law and the Company's Articles of Incorporation and Bylaws, abstentions and "broker non-votes" will be counted for purposes of determining whether a quorum is present. "Broker non-votes" occur when a broker or other nominee holding shares for a beneficial owner does not vote on a proposal because the beneficial owner has not checked the applicable box on the proxy card. With respect to Proposals 1 and 3, abstentions will be considered entitled to vote and thus will have the effect of a vote "AGAINST" such Proposal while "broker non-votes" will not be considered entitled to vote and thus will not be counted as a vote "FOR" or "AGAINST" such Proposal. With respect to Proposal 2, abstentions and "broker non-votes" will not count as either a vote "FOR" or "AGAINST" such Proposal. With respect to Proposal 4, abstentions and "broker non-votes" will have the effect of a vote "AGAINST" such Proposal.

    If a quorum is present: (i) the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the Meeting will be required to approve Proposals 1 and 3; (ii) those five nominees who receive the greatest number of votes cast for the election of directors at the Meeting will become directors of the Company at the conclusion of the tabulation of the votes; and (iii) the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the Meeting (excluding "Interested Shares" as that term is defined in the South Carolina Control Share Acquisitions Act) will be required to approve Proposal 4.

    In connection with Proposal 2, the election of directors, each shareholder is allowed to cumulate his or her votes and cast as many votes as the number of shares he or she holds multiplied by the number of directors to be elected, the same to be cast for any one candidate or distributed among any two or more candidates. For shares to be voted cumulatively, a shareholder who has the right to cumulate his or her votes shall either (1) give written notice of his or her intention to the President or another officer of the Company not less than 48 hours before the time fixed for the Meeting, which notice must be announced in the Meeting before the voting, or (2) announce his or her intention in the Meeting before the voting for directors commences; and all shareholders entitled to vote at the Meeting shall without further notice be entitled to cumulate their votes. Directors will be elected by a plurality of the votes cast.

    For Proposal 4 to be approved, the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock (excluding "Interested Shares" as that term is defined in the South Carolina Control Share Acquisitions
Act) is required. Based on information provided to the Company by Charles H. Powers, Walker S. Powers, Rex Huggins and Jane Huggins (collectively, the "Powers"), the Powers owned an aggregate amount of 3,311,751 shares of Common Stock as of the Record Date. An additional 65,755 shares of Common Stock owned by executive officers of the Company constituted Interested Shares as of the Record Date. Accordingly, 3,377,506 shares constitute Interested Shares ineligible to vote on Proposal 4, and the remaining 4,453,887 shares of Common Stock will be eligible to vote on Proposal 4.

    Participants in the Company's Dividend Reinvestment and Shareholder Purchase Plan (the "DRSP Plan") who have shares of Common Stock registered in their names and who vote those shares on any matter submitted to the Meeting will have all shares credited to their accounts under the DRSP Plan automatically added to that number and voted in the same manner. If such participants do not vote shares registered in their own names, the shares credited to their account in the DRSP Plan will not be voted. An executed proxy will be deemed to include any DRSP shares and will be voted with respect to those shares credited to the participant's account. If a participant desires to vote DRSP Plan shares in person at the Meeting, a proxy for the shares credited to his or her account will be furnished upon written request received by the Company, at the address set forth on the cover of this Proxy Statement, at least fifteen (15) days prior to the date of the Meeting.

1.  APPROVAL TO FIX THE NUMBER OF DIRECTORS AT EIGHT (PROPOSAL 1)

    The business corporation laws of South Carolina generally provide that if a board of directors has the power under a company's articles of incorporation or bylaws to fix or change the number of directors, the board may increase or decrease by 30% or less the number of directors last approved by the Company's shareholders, but only the Company's shareholders may increase or decrease by more than 30% the number of directors last approved by the shareholders.

    The number of directors was fixed by the Shareholders at the annual meeting held July 31, 1998 at twelve (12) and therefore can be increased up to fifteen
(15) or decreased down to nine (9) by the Board. Since that time, three
(3) directors resigned from the Board and one (1) director passed away. The Board, in accordance with the Company's Articles of Incorporation, fixed the number of directors at nine (9). The Board recommends that the Shareholders at the Meeting decrease the approved size of the Board from twelve (12) to eight
(8). Accordingly, the Board recommends adoption by the Shareholders of the following resolution:

    RESOLVED, that the number of directors of the Company be decreased from twelve (12) to eight (8).

VOTE REQUIRED AND BOARD RECOMMENDATION

    The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for the adoption of the decrease in the number of directors to eight (8). THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

2. ELECTION OF DIRECTORS (PROPOSAL 2)

    One of the purposes of the Meeting is to elect three (3) directors to serve until the 2003 Annual Meeting of Shareholders.

    Under the Company's Articles of Incorporation, as restated, and Article 3,
Section 2 of the Company's Bylaws, the Board of Directors is divided into three classes which shall be as nearly equal in number as possible, with the members of each class serving for three year terms or until their successors are elected or qualified.

    Pursuant to the Stock Purchase Agreement, dated as of January 29, 1996, as amended, between the Company and the Powers (the "Powers Purchase Agreement"), the Powers are entitled to designate up to two (2) persons, who are reasonably acceptable to the Company's Board of Directors, to be included in the slate of nominees recommended by the Board of Directors to the shareholders for election as directors at a shareholders' meeting. The Powers have the right to designate two persons to the Board for election as directors as long as the Powers' percentage of ownership of the issued and outstanding common stock of the Company is at least 10%. If the Powers' percentage of ownership falls to between 5% and 9.9%, then the Powers shall have the right to designate one (1) person to the Board for election as a director. All rights of the Powers to designate director nominees shall terminate if the Powers' aggregate percentage of ownership of issued and outstanding Common Stock shall be less than 5%. In the event that the Powers' ownership percentage falls below any of the minimum requirements set forth above, the Powers shall use their best efforts to cause their designee(s) then serving as directors to resign. If the Powers shall thereafter hold in excess of the minimum requirements, they shall again have the foregoing right to designate director nominees. As of the Record Date, the Powers' percentage of ownership was [42]% of the issued and outstanding Common Stock. The Powers have designated Charles H. Powers as one of their nominees to serve of the Board of Directors and are entitled to nominate one additional member to the Board of Directors. The Powers have not named an additional nominee to fill the vacancy on the Board of Directors but may do so in the future pursuant to the terms of the Powers Purchase Agreement.

    The three nominees for election to the Board of Directors are named below. The shares represented by the proxies solicited hereby will be voted in favor of the election of the persons named below unless authorization to do so is withheld in the proxy. If any of the nominees should be unavailable to serve as a director, which contingency is not presently anticipated, it is the intention of the persons named in the proxies to select and cast their votes for the election of such other person or persons as the Board of Directors may designate.

    All nominees for election to the Board of Directors are considered and recommended by a Nominating Committee of the Board of Directors. (See "Committees of the Board of Directors.") The full Board of Directors considers the recommendations of that Committee and recommends the nominees to the shareholders. The Company has no procedure whereby nominations are solicited or accepted from shareholders, but the Nominating Committee will consider nominees whose names and business experience are submitted in writing by shareholders to the Corporate Secretary of the Company.

    Although the Board of Directors does not know whether any nominations will be made at the Meeting other than those set forth in this Proxy Statement, if any such nomination is made, or if votes are cast for any candidate other than those nominated by the Board of Directors, the persons authorized to vote shares represented by executed proxies in the form enclosed with this Proxy Statement (if authority to vote for the election of directors or for any particular nominees is not withheld) will have full discretion and authority to vote cumulatively and allocate votes among any or all of the nominees of the Board of Directors in such order as they may determine.

VOTE REQUIRED AND BOARD RECOMMENDATION

    The affirmative vote of a plurality of votes cast is required to elect directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED BELOW.

    The following information is set forth with respect to the three
(3) nominees for election to be directors as well as the other members of the Board of Directors.

  NAME, AGE AND PRINCIPAL EMPLOYMENT FOR PAST FIVE YEARS         DIRECTOR SINCE
  ------------------------------------------------------         --------------
NOMINEES FOR ELECTION TO HOLD OFFICE UNTIL THE 2003 ANNUAL
MEETING OF SHAREHOLDERS:

     Frank H. Avent, 59, is currently a director of the                1997
Company. He is a director, President and General Manager of
Pepsi Cola Bottling Company of Florence, South Carolina, a
position he has held since 1963. Mr. Avent also serves as a
member of the Board of Directors of Atlantic Broadcasting
Company, Carolina Canners, Carotex, and Quality Financial
Services. Mr. Avent was designated to serve on the Board of
Directors by the Avent Group.

    Charles H. Powers, 73, is currently Chairman of the Board          1997
of Directors of the Company and is the owner and operator of
SADISCO, a position he has held since 1964. He is also a
Vice President and Treasurer of Holland Grills, in Apex,
North Carolina, and President of PC Inc., in Myrtle Beach,
South Carolina. Mr. Powers was designated by the Powers
Group to serve on the Board of Directors.

    George R.P. Walker, Jr., 67, is currently a director of            1969(1)
the Company and has been the owner and operator of Middlefield
Farm (Hanoverian horse farm), Blythewood, South Carolina, for more than the past five years. George R.P. Walker, Jr. and
John P. Seibels are cousins.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2001 ANNUAL MEETING
OF SHAREHOLDERS:

    A. Crawford Clarkson, Jr., 80, is currently a director of          1997
the Company. He is a Certified Public Accountant and
attorney. Mr. Clarkson served as Commissioner of the South
Carolina Tax Commission from 1987 until 1995, of which he
was appointed Chairman in 1992. Prior to 1987, he was a
senior partner of the CPA firm of Clarkson, Harden &
Gantt, which eventually combined with other firms to join
Ernst & Young.

    Claude E. McCain, 75, is currently a director of the               1995
Company. He is also Chairman of H.C. McCain Agency, Inc.,
President of McCain Realty, Inc. and President of
Insurance Finance Company, Inc., positions held since
1960. He was formerly a member of the South Carolina State
Insurance Commission for 15 years, 10 of which he served
as Chairman. Mr. McCain has been in the insurance business
since 1946.

    Kenneth W. Pavia, 57, is currently a director of the               1995
Company. He is General Partner of Bolero Investment Group,
a position he has held since 1994. He also holds the
office of Chairman of FHI, Inc., a securities holding
company and Fiduciary Leasco, Inc., a leasing company,
positions held since 1985.



  NAME, AGE AND PRINCIPAL EMPLOYMENT FOR PAST FIVE YEARS         DIRECTOR SINCE
  ------------------------------------------------------         --------------

    Susie H. VanHuss, PhD., 60, is currently a director                1997
of the Company. She currently serves as Executive Director
of the USC Foundations at the University of South Carolina,
a position held since 1997. From 1974 through 1997, Dr.
VanHuss served as a Professor and as Program Director of
management at the University of South Carolina. She has
also served as Interim Dean of the School of Business
Administration at the University of South Carolina.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2002 ANNUAL MEETING
OF SHAREHOLDERS:

    John P. Seibels, 58, is currently a director of the Company.       1969(1)
He also holds a directorship with Policy Management
Systems Corporation. Mr. Seibels has been an investor
based in Columbia, South Carolina since March 1963. George
R.P. Walker, Jr. and John P. Seibels are cousins.



COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors of the Company has five standing committees:
Executive, Audit, Compensation, Investment and Nominating.

    The Executive Committee is currently composed of Frank H. Avent, A. Crawford Clarkson, Jr., Claude E. McCain, Kenneth W. Pavia, Charles H. Powers and George R.P. Walker, Jr. The Executive Committee exercises the same powers as the Board of Directors, except as otherwise limited by specific prohibitions in South Carolina statutes. The Executive Committee's function is to act in the place of the Board on any matters which require Board action and occur between meetings of the Board. The Executive Committee did not meet during 1999.

    The Audit Committee is currently composed of John P. Seibels (Chairman), A. Crawford Clarkson, Jr. and Claude E. McCain, none of whom is an officer or employee of the Company. The Audit Committee's functions include recommending independent public accountants to be employed by the Company, reviewing with the independent public accountants their reports and audits, and reporting to the full Board of Directors on their findings. The Audit Committee met five
(5) times during 1999.

    The Compensation Committee is currently composed of Kenneth W. Pavia (Chairman), Frank H. Avent and Charles H. Powers, none of whom is an officer or employee of the Company. For a discussion of certain actions taken with respect to Mr. Powers' membership on the Compensation Committee, please see "Compensation Committee Interlocks and Insider Participation." The Compensation Committee's functions are to recommend to the full Board the remuneration arrangements for senior executive officers and for members of the Board of Directors, the adoption of compensation plans in which officers and directors are eligible to participate and the granting of stock options or other benefits under such plan. The Compensation Committee met four (4) times in 1999.

    The Investment Committee is currently composed of Susie H. VanHuss, PhD. (Chair), John P. Seibels and George R.P. Walker, Jr. The Investment Committee's functions are to advise the Board of Directors and officers of the Company with respect to investment of the Company's assets and to periodically review, evaluate and report on the performance of the investments of the Company and its subsidiaries. The Investment Committee met four (4) times in 1999.

    The Nominating Committee is currently composed of Claude E. McCain, Charles
H. Powers and Susie H. VanHuss, PhD. The Nominating Committee's functions include selecting and recommending nominees for election as new, additional, and replacement directors and reviewing the performance of incumbent directors for nomination

------------------------

(1) Each present director of the Company with election dates prior to October 1978 (when the Company became the parent of the South Carolina Insurance Company ("SCIC"), the Company's principal subsidiary) was formerly a Director of SCIC and the information set forth as to periods prior to 1978 reflects positions with SCIC and the year such Director was first elected to the SCIC Board of Directors.

for re-election. The Nominating Committee met two (2) times in 1999.

    The Board of Directors met six (6) times in 1999. In 1999, each of the incumbent directors attended at least 75% of the meetings of the Board and of the Committee(s) of which he or she was a member held during the period for which he or she served.

SECURITY OWNERSHIP OF THE COMPANY

    The following table sets forth, as of February 29, 2000, information regarding the beneficial ownership of the Company's Common Stock by the directors of the Company, nominees for election, each Named Executive Officer named in the Summary Compensation Table that appears under "Executive Compensation--Summary Compensation Table," all directors and executive officers as a group and each person known to the Company to own 5% or more of its Common Stock.


       NAME OF BENEFICIAL OWNER (AND ADDRESS, WITH         AMOUNT AND NATURE OF    PERCENT OF SHARES OF
        RESPECT TO NON-DIRECTORS OR NON-OFFICERS)          BENEFICIAL OWNERSHIP      COMMON STOCK(1)
---------------------------------------------------------  ---------------------   --------------------
Frank H. Avent                                                         593,750(2)                7.38
A. Crawford Clarkson, Jr.                                               10,000(3)                0.13
Claude E. McCain                                                         7,516(4)                0.10
Kenneth W. Pavia                                                         5,000(5)                0.06
Charles H. Powers                                                    3,003,001(6)               38.58
John P. Seibels                                                        156,727(4,7)              2.01
Susie H. VanHuss, PhD.                                                   6,275(3,8)              0.08
George R.P. Walker, Jr.                                                131,714(4,9)              1.69
Steven M. Armato                                                        73,282(10)               0.86
Wayne A. Fletcher                                                       60,139(11)               0.68
John F. Gibson                                                         142,014(12)               0.85

------------------------

(1) The numbers shown include the shares which are not currently outstanding but which certain shareholders are entitled to acquire or will be entitled to acquire within 60 days.

(2) Includes 80,000 shares of Common Stock and 13,750 shares of Common Stock underlying certain options for which Mr. Avent has sole voting power and 250,000 shares of Common Stock and 250,000 shares of Common Stock underlying certain options as to which he has shared voting power beneficially owned (shared voting and disposition power) by Pepsi Cola Bottling Company of Florence, South Carolina ("PepsiCo"). Mr. Avent has informed the Company that he is the President and General Manager of PepsiCo. Mr. Avent's address is Post Office Box 3886, Florence, South Carolina 29502. Excludes an aggregate of 30,000 shares of Common Stock and 30,000 shares of Common Stock underlying certain options owned by Mr. Avent's three daughters, of which shares he holds neither sole nor shares voting or dispositive power and, therefore, disclaims beneficial ownership.

(3)  Includes 2,500 share of Common Stock underlying certain options.

(4)  Includes 6,250 shares of Common Stock underlying certain options.

(5)  Includes 5,000 shares of Common Stock underlying certain options.

(6) Includes 2,999,251 shares of Common Stock and 3,750 shares of Common Stock underlying certain options. Excludes 62,500 shares of Common stock held by Mr. Powers' daughter and son-in-law, of which shares, he holds neither sole nor shares voting or dispositive power and, therefore, disclaims beneficial ownership.

(7) Excludes 2,253 shares of Common Stock held by Mr. Seibels' wife, of which shares he holds neither sole nor shared voting or dispositive power and, therefore, disclaims beneficial ownership.

(8) Excludes 1,050 shares of Common Stock held by Mrs. VanHuss' husband, of which shares she holds neither sole nor shared voting or dispositive power and, therefore, disclaims beneficial ownership.

(9) Includes 125,464 shares of Common Stock which Mr. Walker owns individually or shares voting and dispositive power. Excludes 11,389 shares of Common Stock held by Mr. Walkers's wife, of which shares he holds neither sole nor shared voting or dispositive power and, therefore, disclaims beneficial ownership.

(10) Includes 69,875 shares of Common Stock underlying certain options.

(11) Includes 53,875 shares of Common Stock underlying certain options.

(12) Includes 39,000 shares of Common Stock underlying certain options and 62,500 shares of Common Stock underlying certain shares of $0.625 Cumulative Convertible Redeemable Nonvoting Special Preferred Stock.


       NAME OF BENEFICIAL OWNER (AND ADDRESS, WITH         AMOUNT AND NATURE OF    PERCENT OF SHARES OF
        RESPECT TO NON-DIRECTORS OR NON-OFFICERS)          BENEFICIAL OWNERSHIP      COMMON STOCK(13)
---------------------------------------------------------  ---------------------   --------------------
Andrew P. Martin                                                         1,931                   0.02
John E. Natili                                                          28,550(14)               0.26
R. Thomas Savage, Jr.                                                   89,820(15)               0.81
All Directors, Nominees for Director and Executive
Officers as a Group                                                  4,247,219(16)              50.56

PRINCIPAL HOLDERS
Avent Group                                                            891,250(17)              10.88
High Ridge Capital, LLC                                                705,624(18)               8.32
Powers Group                                                         3,319,251(19)              42.62

---------------------
(13) The numbers shown include the shares which are not currently outstanding but which certain shareholders are entitled to acquire or will be entitled to acquire within 60 days.

(14) Includes 24,550 shares of Common Stock underlying certain options.

(15) Includes 78,250 shares of Common Stock underlying certain options.

(16) Includes 561,800 shares of Common Stock underlying certain options as held by the above individuals.

(17) Includes (i) 330,000 shares of Common Stock and 263,750 shares of Common Stock underlying certain options for which Mr. Frank Avent, a director of the Company, either owns individually or shares voting and dispositive power and (ii) 148,750 shares of Common Stock and 148,750 shares of Common Stock underlying certain options which are owned by other members of the Avent Group. The address for the Avent Group is Post Office Box 3886, Florence, South Carolina 29502.

(18) The share ownership for (i) High Ridge Capital, LLC is jointly filed with
     (ii) High Ridge Capital Partners, LP, (iii) HRC General Partner, LP, (iv) James L. Zech and (v) Steven J. Tynan. Includes 705,624 shares of Common Stock underlying certain options. The information was reported on Form 13D dated January 28, 1998 and filed with the Securities and Exchange Commission. The principal address for (i), (ii), (iii), (iv), and (v) is 107 Elm Street, Four Stamford Plaza, Post Office Box 120043, Stamford, Connecticut 06912-0043.

(19) Includes (i) 2,999,251 shares of Common Stock and 3,750 shares of Common Stock underlying certain options which are owned by Mr. Charles H. Powers, a director of the Company, (ii) 250,000 shares of Common Stock and 3,750 shares of Common Stock underlying certain options which are owned by Walker
     S. Powers, and (iii) 62,500 shares of Common Stock owned by Mr. Charles Powers(1) daughter and son-in-law. The address for the Powers Group is Post Office Box 6525, Florence, South Carolina 29502.

                    COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF DIRECTORS

    In 1999, the Company paid quarterly to each director who was not a full-time employee of the Company a retainer fee of $500 per month plus $750 for each meeting of the Board at which the director was present, and a fee of $500 for each meeting of a Board Committee which such director attended. A fee of $1,000 is paid to a director who serves as a Chairman of a Board Committee for attendance at such meeting. Pursuant to the Company's 1995 Stock Option Plan for Non-Employee Directors, on June 15, 1999, each non-employee director serving on that date was granted a non-statutory stock option with a right to buy 1,250 shares of Common Stock. The exercise price of each option is $4.75, which was 100% of the fair market value per share of Common Stock on the date the option was granted.

COMPENSATION OF EXECUTIVE OFFICERS

    The following table sets forth, for the years ended December 31, 1999, 1998 and 1997, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to each of the Chief Executive Officer and the four most highly compensated executive officers of the Company and such subsidiaries, other than the Chief Executive Officer, whose compensation was in excess of $100,000 (such persons, together with the Chief Executive Officer, are referred to in this Proxy Statement as the "Named Executive Officers"), in all capacities in which they serve.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM COMPENSATION
                                                                                 ---------------------------------
                                                ANNUAL COMPENSATION                       AWARDS          PAYOUTS
                                       --------------------------------------             ------          -------
                                                                                RESTRICTED   SECURITIES   PAYOUTS
                                                               OTHER ANNUAL       STOCK      UNDERLYING     LTIP      ALL OTHER
    NAME AND PRINCIPAL                  SALARY     BONUS       COMPENSATION       AWARDS      OPTIONS     PAYOUTS    COMPENSATION
         POSITION             YEAR       ($)        ($)            ($)             ($)          (#)         ($)          ($)
--------------------------  --------   --------   --------   ----------------   ----------   ----------   --------   ------------
R. Thomas Savage, Jr.(1)      1999     180,385          0     38,609(2)           17,000       38,250        0             0
President and CEO and         1998      73,962          0     48,165(2)            4,500       40,000        0             0
Chief Financial Officer

John E. Natili                1999     122,788          0     52,734(4)                0       24,550        0             0
Senior Vice President

John F. Gibson(5)             1999     120,000          0          0              12,002       18,000        0             0
President and COO

Wayne A. Fletcher(5)          1999     135,000          0      7,200              13,500       20,250        0             0
Vice President                1998     121,500     10,000     41,202              13,500       23,625        0             0

Steven M. Armato(5)           1999     120,750          0          0              11,499       17,250        0             0
Vice President                1998     105,713      2,500          0              11,499       20,125        0             0
                              1997     103,505          0      2,289              11,495       34,103        0             0

Andrew P. Martin(6)           1999     149,935          0          0                   0       21,000        0             0
President and COO             1998     126,000     10,000          0              14,000       35,000        0             0

------------------------

(1) Elected Chief Financial Officer July 31, 1998. Appointed Acting President and Chief Executive Officer September 21, 1998. Elected President, Chief Executive Officer and Chief Financial Officer May 19, 1999.

(2) This amount represents relocation expenses paid on behalf of Mr. Savage by the Company.

(3) This amount represents relocation expenses paid on behalf of Mr. Savage by the Company, including approximately $39,000 paid to Prudential Relocation Services for assistance with various relocation matters.

(4) This amount represents relocation expenses paid on behalf of Mr. Natili by the Company.

(5) Officer of certain subsidiaries.

(6) Mr. Martin resigned his position as an officer of certain subsidiaries effective November 19, 1999.

OPTION GRANTS

    During the year ended December 31, 1999, the Company granted a total of 139,300 stock options to certain Named Executive Officers pursuant to the Company's 1996 Stock Option Plan for Employees. The following table sets forth the grants during the year ended December 31, 1999.


           OPTIONS/SAR GRANTS DURING THE YEAR ENDED DECEMBER 31, 1999


                                                     NUMBER     PERCENT OF
                                                       OF         TOTAL                                   POTENTIAL REALIZABLE
                                                   SECURITIES    OPTIONS/                               VALUE AT ASSUMED RATES OF
                                                   UNDERLYING      SARS      EXERCISE OR                STOCK PRICE APPRECIATION
                                                    OPTIONS/     GRANTED        BASE                         FOR OPTION TERM
                                                      SARS          TO          PRICE      EXPIRATION             ($)
NAME                                               GRANTED(#)   EMPLOYEES     ($/SHARE)       DATE        5%(1)         10%(1)
----                                               ----------   ----------   -----------   ----------    --------      --------

R. Thomas Savage, Jr.                                38,250         11%        $3.3750      1/1/2004        $0            $0

John E. Natili                                       10,000          3%        $3.5000      2/1/2004        $0            $0
                                                     14,550          4%        $3.5000      4/1/2004        $0            $0

John F. Gibson                                       18,000          5%        $3.3750      1/1/2004        $0            $0

Wayne A. Fletcher                                    20,250          6%        $3.3750      1/1/2004        $0            $0

Steven M. Armato                                     17,250          5%        $3.3750      1/1/2004        $0            $0

Andrew P. Martin                                     21,000          6%        $3.3750      1/1/2004        $0            $0


------------------------

(1) Potential realizable value assumes that the stock price increases from the date of grant until the end of the option term (5 years) at the annual rate specified (5% and 10%). The 5% and 10% assumed annual rates of appreciation are mandated by the Securities and Exchange Commission rules and do not represent the Company's estimate or projection of the future price of the Common Stock. The Company does not believe that this method accurately illustrates the potential value of a stock option.

OPTION EXERCISES AND YEAR-END HOLDINGS

    During the year ended December 31, 1999, no Named Executive Officer exercised stock options. The following table sets forth certain information with respect to unexercised stock options held by the Named Executive Officers as of December 31, 1999.


                AGGREGATED OPTION/SAR EXERCISES DURING THE YEAR
          ENDED DECEMBER 31, 1999 AND 1999 YEAR-END OPTION/SAR VALUES

                                 SHARES
                                ACQUIRED                  NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                   ON       VALUE        UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS/SARS
                                EXERCISE   REALIZED     OPTIONS/SARS AT YEAR-END           AT FISCAL YEAR- END
NAME                              (#)        ($)      (#) EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(1)
-------------------------------------------------------------------------------------------------------------------

R. Thomas Savage, Jr.              0         N/A               39,417/38,833                      $0/$0

John E. Natili                     0         N/A                8,184/16,366                      $0/$0

John F. Gibson                     0         N/A               20,000/19,000                      $0/$0

Wayne A. Fletcher                  0         N/A               32,500/21,375                      $0/$0

Steven M. Armato                   0         N/A               51,467/18,208                      $0/$0

Andrew P. Martin                   0         N/A               45,333/25,667                      $0/$0


EMPLOYMENT AGREEMENTS

    During 1999, there were no formal employment contracts between any Executive Officer and the Company. Any issue relating to executive compensation is reviewed by the Compensation Committee, which recommends a course of action to the Board of Directors.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Company's Board of Directors is responsible for recommending to the full Board the remuneration arrangements for the Chief Executive Officer and for members of the Board of Directors, the adoption of compensation plans in which officers and directors are eligible to participate and the granting of stock options or other benefits under such plans. The primary elements of the Company's executive compensation program have historically consisted of a base salary, a bonus opportunity and stock options. Base salaries are determined, and have at times been increased, by evaluating the responsibilities of the position held and the experience of the executive officer. Overall compensation is based on the Compensation Committee's assessment of prevailing market compensation levels.

    BASE SALARY. Each executive officer's base salary is determined based on a number of factors including the executive officer's responsibilities, contribution to the achievement of the Company's business plan goals, demonstrated leadership skills and overall effectiveness and length of service. Base salaries are designed to be competitive with those offered in markets in which the Company competes for executive talent. Each executive officer's salary is reviewed semi-annually by the Compensation Committee and, although these and other factors are considered in setting base salaries, the overall assessment is primarily a subjective one, intended to reflect the level

------------------------

(1) In accordance with the rules of the Securities and Exchange Commission, values are calculated by subtracting the exercise price from the fair market value of the underlying Common Stock. For purposes of this table, fair market value is deemed to be $1.875, the average of the high and low Common Stock price reported for NASDAQ Stock Market transactions on December 31, 1999.

of responsibility and individual performance of the particular executive officer.

    BONUS OPPORTUNITY. A bonus, if any, is based upon the operations of the Company and recommendations by the Compensation Committee. No bonuses were paid to the Chief Named Executive Officer") based on his performance during 1999.

    STOCK OPTIONS. The Compensation Committee recommended and the Board approved a grant of options to the Chief Executive Officer. The Compensation Committee believes stock option grants to the Chief Executive Officer (and other employees) promote success by aligning employee financial interests with long-term shareholder value. Stock option grants are based on various subjective factors primarily relating to the responsibilities of the Chief Executive Officer, his expected future contributions and prior option grants.

    The compensation paid to other executive officers was not determined by this Compensation Committee. Currently, compensation for executive officers other than the Chief Executive Officer is determined by the Chief Executive Officer based on the performance of each individual.

    The foregoing has been provided by the Company's Compensation Committee.

        Kenneth W. Pavia (Chairman)
        Frank H. Avent
        Charles H. Powers

    THE REPORT OF THE COMPENSATION COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (TOGETHER, THE "ACTS"), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    On July 31, 1998, the Board of Directors appointed Charles H. Powers, a member of the Compensation Committee, as Chairman of the Board of Directors. By virtue of the Company's By-laws, the Chairman of the Board of Directors was considered an unpaid officer of the Company from July 31, 1998 until February 12, 1999, when the Board of Directors amended the Company's By-laws to remove such officer designation.

    During the fiscal year ended December 31, 1999, the Company paid a total of $349,583 to SADISCO Corporation ("SADISCO") of which $73,280 was for salvage and disposal services provided to the Company in the ordinary course of business and $276,303 was for reimbursement of expenses advanced by SADISCO on behalf of the Company in connection with such services. Charles H. Powers, a member of the Compensation Committee and chairman of the Board of Directors of the Company, is the owner and operator of SADISCO.

STOCK PERFORMANCE CHART

    The following chart compares the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock during the five years through December 1999 with the cumulative total return on the NASDAQ Stock Market (U.S. companies) Index and the NASDAQ Fire, Marine and Casualty Insurance Stock Index.

                                [LETTERHEAD]

                Comparison of Five-Year Cumulative Total Returns
                             Performance Graph for
                          The Seibels Bruce Group Inc.

    Prepared by the Center for Research in Security Prices
    Produced on 01/28/2000 including data to 12/31/1999






                               [GRAPH]








LEGEND

SYMBOL                   CRSP TOTAL RETURNS INDEX FOR:              12/1994    12/1995    12/1996    12/1997    12/1998    12/1999
------                   -----------------------------              --------   --------   --------   --------   --------   --------
________    (SQUARE)      The Seibels Bruce Group Inc.                100.0       60.0       82.5       75.0       33.8       17.5

 ...__...    (STAR)        NASDAQ Stock Market (US Companies)          100.0      141.3      173.9      213.1      300.2      542.4

--------    (TRIANGLE)    NASDAQ Stocks (SIC 6330-6339 US Companies)  100.0      150.3      193.9      256.0      258.2      224.5
                          Fire, Marine, and Casualty Insurance

Notes:

     A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

     B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

     C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

     D. The index level for all series was set to $100.0 on 12/31/1994.

    THE STOCK PRICE PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE ACTS, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

CERTAIN TRANSACTIONS

    During the fiscal year ended December 31, 1999, the Company paid a total of $349,583 to SADISCO of which $73,280 was for salvage and disposal services provided to the Company in the ordinary course of business and $276,303 was for reimbursement of expenses advanced by SADISCO on behalf of the Company in connection with such services. Charles H. Powers, a member of the Compensation Committee and chairman of the Board of Directors of the Company, is the owner and operator of SADISCO.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who own more than ten percent of the Company's equity securities to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with all such forms they file. Based solely on the Company's review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, the Company believes that for the fiscal year ended December 31, 1999, the Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were in compliance.

3. RATIFICATION OF SELECTION OF ARTHUR ANDERSEN LLP TO BE INDEPENDENT ACCOUNTANTS FOR THE COMPANY (PROPOSAL 3)

    One of the purposes of the Meeting is to ratify the selection of independent accountants to audit the books, records, and accounts of the Company and its subsidiaries for the year ending December 31, 2000. Arthur Andersen LLP has served as the Company's independent accountants since December 28, 1992. On November 11, 1999, acting on the recommendation of the Audit Committee, the Board of Directors adopted resolutions directing the employment of Arthur Andersen LLP to audit the books, records, and accounts of the Company for 2000 and the submission of the selection to the shareholders for ratification. Accordingly, the Board recommends the approval of the following resolution:

          RESOLVED, that the selection by the Board of Directors of the firm of Arthur Andersen LLP to audit the books, records, and accounts of the Company and its subsidiaries for the year ending December 31, 2000, be ratified.

    A representative of Arthur Andersen LLP is expected to be present at the Meeting and will have the opportunity to make a statement, and will be available to answer questions from shareholders. Approval by the Shareholders of the appointment of independent auditors is not required but the Board deems it desirable to submit this matter to the Shareholders. If holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Meeting should not approve the selection of Arthur Andersen LLP, the Board will consider the selection of another accounting firm.

VOTE REQUIRED AND BOARD RECOMMENDATION

    The affirmative vote by the holders of a majority of the votes cast in person or by proxy at the Meeting is required for approval of Proposal 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.

4.  GRANT OF VOTING RIGHTS UNDER THE SOUTH CAROLINA CONTROL SHARE ACQUISITIONS
    ACT

    The fourth proposal to be considered at the Meeting is the granting of voting rights under the South Carolina Control Share Acquisitions Act to 1,066,000 shares of Common Stock purchased by the Powers between August 17, 1999 and October 29, 1999.

    THE SOUTH CAROLINA CONTROL SHARE ACQUISITIONS ACT ("CSAA"). The CSAA regulates "control share acquisitions" of voting stock of certain South Carolina corporations, including the Company. In general, the CSAA operates to prevent an acquiror of a substantial block of stock (an "acquiring person") from voting shares deemed "control shares" unless a majority of the disinterested shareholders vote to grant voting rights for such shares. The term "control share acquisition" is defined under the CSAA as the direct or indirect acquisition by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding "control shares." "Control shares" means shares that, except for the CSAA, would have voting power with respect to shares of an issuing public company(such as the Company) that, when added to all other shares owned by such person or in respect to which that person may exercise or direct the exercise of voting power would entitle that person, immediately after the acquisition of the shares (directly or indirectly, alone or as part of a group), to exercise or direct the exercise of the voting power of a corporation in the election of directors within any of the following ranges of voting power: (i) one-fifth or more but less than one-third; (ii) one-third or more but less than a majority; and (iii) a majority or more. For purposes of the CSAA, shares acquired within 90 days or shares acquired pursuant to a plan to make a "control share acquisition" are considered to have been acquired in the same acquisition. The acquisition of shares in good faith and not for the purpose of circumventing the CSAA by or from a person whose voting rights had previously been authorized by shareholder vote does not constitute a control share acquisition.

    Unless a corporation's articles of incorporation of bylaws provide that the CSAA does not apply, "control shares" acquired in a control share acquisition only have voting rights to the extent granted, before or after the control share acquisition, by resolution approved by the holders of a majority of the outstanding voting securities of the corporation, excluding Interested Shares. All shares acquired in each control share acquisition, plus any additional shares acquired within a 90 day period or acquired pursuant to a plan to make a control share acquisition, are "control shares" that are deprived of the right to vote without obtaining shareholder approval.

    "Interested Shares" are any shares of Common Stock that are owned or the voting of which may be exercised or directed in the election of directors by the Powers (and any other persons who may constitute a group with any of the Powers within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), as well as all shares of Common Stock that are owned or the voting of which may be exercised or directed in the election of directors, by any officer of the Company or any director who is also an employee of the Company.

    As of the Record Date, 3,377,506 shares of Common Stock constituted Interested Shares as defined under the CSAA as set forth in the following table and will therefore be ineligible to vote on Proposal 4. Accordingly, holders of the remaining 4,453,887 shares of Common Stock are eligible and entitled to vote at the Meeting on Proposal 4. The affirmative vote of the holders of not less than a majority of all the votes entitled to be cast (i.e., 2,226,944 shares) is required to approve Proposal 4.


                              INTERESTED SHARES(1)

                                                                SHARES
SHAREHOLDER                                                      OWNED
-----------                                                    ---------

POWERS:
-------
Charles H. Powers                                              2,999,251
Walker S. Powers                                                 250,000
Rex and Jane Huggins                                              62,500

EXECUTIVE OFFICERS:
-------------------
Steven M. Armato                                                   3,407
Wayne A. Fletcher                                                  6,264
John F. Gibson                                                    40,514
John E. Natili                                                     4,000
R. Thomas Savage, Jr.                                             11,570

TOTAL                                                          3,377,506

------------------------

(1) For purposes of the CSAA, Interested Shares include only shares actually issued and outstanding. Therefore, shares "beneficially owned" but not issued and outstanding are not included. See "SECURITY OWNERSHIP OF THE COMPANY."

    ACQUISITION OF SHARES BY THE POWERS. Pursuant to the Powers Purchase Agreement, the Powers previously purchased 1,562,500 shares of Common Stock from the Company (the "1996 Powers Shares"). At a Special Meeting of Shareholders, held June 14, 1996, the shareholders of the Company voted to grant full and unlimited voting rights under the CSAA to the 1996 Powers Shares. Following the purchase of the 1996 Powers Shares, the Powers purchased an aggregate of 606,200 additional shares of Common Stock in open market transactions during the period from September 1998 through March 1999 (the "Subsequently Acquired Shares"). During the period from August 17, 1999 through October 29, 1999, the Powers purchased an aggregate of 1,066,000 shares of Common Stock in open market transactions at prices ranging from $2.00 to $3.25 per share (the "1999 Powers Shares"). The acquisition of the 1999 Powers Shares constitutes a separate "control share acquisition" under the CSAA given the fact that the 1999 Powers Shares combined with the 1996 Powers Shares and the Subsequently Acquired Shares exceeds one-third of all voting power of the Common Stock. Accordingly, the 1999 Powers Shares are "control shares" for purposes of the CSAA.

    If Proposal 4 is approved by the shareholders, the Powers will have full voting rights for the 1999 Powers Shares following the Meeting. If Proposal 4 is not approved, the Powers will not be able to vote the 1999 Powers Shares.

VOTE REQUIRED AND BOARD RECOMMENDATION

    The affirmative vote by the holders of a majority of the votes entitled to be cast in person or by proxy (excluding all Interested Shares) at the Meeting is required for approval of Proposal 4. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4.

SHAREHOLDER PROPOSALS

    For a shareholder proposal to be presented at the next annual meeting, it must be received by the Company at its principal executive offices not later than December 8, 2000, in order to be included in the proxy statement and proxy form for the 2001 annual meeting. Any such proposal should be addressed to the Company's Corporate Secretary and delivered to the Company's principal executive offices at 1501 Lady Street, Columbia, South Carolina 29201 or mailed to Post Office Box One, Columbia, South Carolina 29202.

OTHER BUSINESS

    There is no reason to believe that any other business will be presented at this Meeting; however, if any other business should properly and lawfully come before the Meeting, the proxies will vote in accordance with their best judgment.


                                                   /s/ Matthew P. McClure
                                                   ---------------------------
                                                   Matthew P. McClure
                                                   Corporate Secretary

                                 [LETTERHEAD]

                Comparison of Five-Year Cumulative Total Returns
                             Performance Graph for
                          The Seibels Bruce Group Inc.

    Prepared by the Center for Research in Security Prices
    Produced on 01/28/2000 including data to 12/31/1999






                               [GRAPH]








--------------------------------------------------------------------------------
                                   LEGEND


SYMBOL                 CRSP TOTAL RETURNS INDEX FOR:                 12/1994   12/1995   12/1996   12/1997   12/1998   12/1999
--------------------   -----------------------------                 -------   -------   -------   -------   -------   -------
_________   (SQUARE)    The Seibels Bruce Group, Inc.                  100.0      60.0      82.5      75.0      33.8      17.5

 ...___...   (STAR)      Nasdaq Stock Market (US Companies)             100.0     141.3     173.9     213.1     300.2     542.4

---------   (TRIANGLE)  NASDAQ Stocks (SIC 6310-6319 US Companies)     100.0     150.3     193.9     256.0     258.2     224.5
                        Life Insurance


Notes:     A.  The lines represent monthly index levels derived from compounded daily returns that include all dividends.
           B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
           C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading is used.
           D.  The index level for all series was set to $100.0 on 12/30/1994.
--------------------------------------------------------------------------------

                                 [LETTERHEAD]

               Comparison of Five-Year Cumulative Total Returns
                           Performance Report for
                        The Seibels Bruce Group, Inc.

Prepared by the Center for Research in Security Prices
Produced on 01/28/2000 including data to 12/31/1999

Company Index: CUSIP     Ticker      Class      Sic    Exchange

               81600620  SBIG                   6330   NASDAQ

               Fiscal Year-end is 12/31/1999

Market Index: Nasdaq Stock Market (US Companies)

Peer Index: NASDAQ Stocks (SIC 6310-6319 US Companies)
            Life Insurance




          Date           Company Index        Market Index        Peer Index

          12/30/1994      100.000              100.000            100.000
          01/31/1995      102.500              100.527             99.859
          02/28/1995       85.000              105.809            109.540
          03/31/1995       50.000              108.951            111.865
          04/28/1995       47.500              112.381            119.302
          05/31/1995       40.000              115.288            123.341
          06/30/1995       40.000              124.623            124.711
          07/31/1995       41.250              133.775            127.271
          08/31/1995       37.500              136.491            133.554
          09/29/1995       32.500              139.634            138.698
          10/31/1995       37.500              138.829            133.630
          11/30/1995       40.000              142.086            143.369
          12/29/1995       60.000              141.335            150.278
          01/31/1996       85.000              142.042            150.755
          02/29/1996      125.000              147.456            151.146
          03/29/1996      117.500              147.952            153.424
          04/30/1996      122.500              160.208            155.628
          05/31/1996      110.000              167.558            155.152
          06/28/1996       97.300              160.006            159.460
          07/31/1996       85.000              145.762            153.222
          08/30/1996       82.500              153.937            171.889
          09/30/1996       95.000              165.705            172.396
          10/31/1996       97.500              163.879            170.792
          11/29/1996       97.500              174.037            182.808
          12/31/1996       82.500              173.892            193.900
          01/31/1997       90.000              186.232            198.990
          02/28/1997       80.000              175.932            206.735
          03/31/1997       80.000              164.463            199.221
          04/30/1997       65.000              169.582            197.632
          05/30/1997       72.500              188.791            209.443
          06/30/1997       78.750              194.590            235.967
          07/31/1997       85.000              215.098            247.306
          08/29/1997       78.750              214.787            247.316

                                     -1-

                                  [LETTERHEAD]

               Comparison of Five-Year Cumulative Total Returns
                             Performance Report for
                          The Seibels Bruce Group, Inc.

Prepared by the Center for Research in Security Prices
Produced on 01/28/2000 including data to 12/31/1999


       Date             Company Index        Market Index      Peer Index
       09/30/1997       83.750               227.521           262.476
       10/31/1997       76.250               215.665           257.062
       11/28/1997       79.375               216.809           254.570
       12/31/1997       75.000               213.073           256.012
       01/30/1998       71.250               219.816           247.023
       02/27/1998       75.000               240.487           260.842
       03/31/1998       76.250               249.365           259.084
       04/30/1998       80.000               253.566           274.300
       05/29/1998       72.500               239.488           281.714
       06/30/1998       73.750               256.215           279.679
       07/31/1998       72.500               253.220           257.797
       08/31/1998       47.500               203.167           241.436
       09/30/1998       40.000               231.371           234.569
       10/30/1998       37.500               241.360           242.945
       11/30/1998       40.625               265.775           251.091
       12/31/1998       33.750               300.248           256.168
       01/29/1999       32.500               343.910           252.761
       02/26/1999       32.500               313.083           226.973
       03/31/1999       31.250               335.857           216.922
       04/30/1999       41.250               345.300           231.214
       05/28/1999       48.750               397.344           242.250
       06/30/1999       50.000               367.468           251.881
       07/30/1999       47.813               362.118           249.935
       08/31/1999       32.500               376.461           239.553
       09/30/1999       30.000               375.848           231.849
       10/29/1999       21.875               403.163           239.942
       11/30/1999       21.250               446.173           231.996
       12/31/1999       17.500               542.430           224.540

The index level for all series was set to 100.0 on 12/30/1994

                                  [LETTERHEAD]


                   Comparison of Five-Year Cumulative Returns
                       SIC Listing for 19941230-19991231
                   NASDAQ Stocks (SIC 6310-6319 US Companies)
                                 Life Insurance


Prepared by the Center for Research in Security Prices
Produced on 01/28/2000


Perm#  Date Range             Company Name                      TICK   CL   EX   F    SIC

10605  12/30/1994-12/15/1999  ACEL INTERNATIONAL                ACLE        NQ        6310
34498  12/30/1994-12/31/1999  ALFA CORP                         ALFA        NQ        6311
84276  12/30/1994-03/31/1999  ALLCITY INSURANCE CO              ALCI        NQ        6310
13507  12/30/1994-12/31/1999  AMERICAN NATIONAL INS CO          ANAT        NQ        6311
10213  12/30/1994-12/17/1996  AMERICAN TRAVELLERS CORP          ATVC        NQ        6310
21291  12/30/1994-12/31/1999  CAPITOL TRANSAMERICA CORP         CATA        NQ        6310
22198  12/30/1994-12/11/1998  CENTRAL RESERVE LIFE CORP         CRLC        NQ        6311
22198  12/14/1998-12/31/1999  CERES GROUP INC                   CERG        NQ        6310
78922  07/01/1999-12/31/1999  CITIZENS FINANCIAL CORP KY        CNFL        NQ        6310
86316  08/19/1998-06/30/1999  CLARK BARDES HOLDINGS INC         CLKB        NQ        6310
27431  12/30/1994-12/31/1999  COTTON STATES LIFE INSURANCE CO   CSLI        NQ        6310
76099  01/03/1995-10/30/1996  DELPHI FINANCIAL GROUP INC        DLFI   A    NQ        6310
11274  12/30/1994-08/13/1996  DIXIE NATIONAL CORP               DNLC        NQ        6310
11274  08/14/1996-02/13/1998  BTHIKA CORP                       BTKA        NQ        6310
82706  07/01/1999-12/30/1999  GUARANTEE LIFE COS INC            GUAR        NQ        6310
42228  12/30/1994-04/15/1997  HOME BENEFICIAL CORP              HBENB  B    NQ        6310
43837  02/01/1996-06/28/1996  INDEPENDENCE HOLDING CO NEW       INHO        NQ        6310
43837  07/01/1996-06/30/1999  INDEPENDENCE HOLDING CO NEW       INHO        NQ        6310
43888  12/30/1994-02/29/1996  INDEPENDENT INSURANCE GROUP INC   INDHK       NQ        6311
86723  02/11/1999-12/31/1999  INSURANCE MGMT SOLNS GRP INC      INMG        NQ        6310
44725  12/30/1994-12/31/1999  INTERCONTINENTAL LIFE CORP        ILCO        NQ        6310
47088  12/30/1994-12/31/1999  KANSAS CITY LIFE INS CO           KCLI        NQ        6311
77618  12/30/1994-10/01/1999  LIFE USA HOLDING INC              LUSA        NQ        6310
50412  12/30/1994-08/21/1998  M C M CORP                        MCMC        NQ        6310
56710  12/30/1994-06/30/1999  NATIONAL SECURITY GROUP INC       NSBC        NQ        6311
56822  12/30/1994-12/31/1999  NATIONAL WESTERN LIFE INS CO      NWLIA  A    NQ        6311
11713  12/30/1994-12/11/1998  PENN TREATY AMERICAN CORP         PTAC        NQ        6310
63977  12/30/1994-12/31/1999  PRESIDENTIAL LIFE CORP            PLFE        NQ        6310
91265  12/30/1994-06/30/1999  PROVIDENT AMERICAN CORP           PAMC        NQ        6310
66262  12/30/1994-05/29/1998  RELIABLE LIFE INSURANCE CO        RLIFA  A    NQ        6311
11593  12/30/1994-12/31/1999  SECURITY NATIONAL FINANCIAL CORP  SNFCA       NQ        6310
69906  12/30/1994-04/10/1997  SEIBELS BRUCE GROUP INC           SBIG        NQ        6310
69906  04/11/1997-06/30/1999  SEIBELS BRUCE GROUP INC           SBIG        NQ        6310
71598  12/30/1994-12/31/1999  SOUTHERN SECURITY LIFE INS CO     SSLI        NQ        6310
78912  07/01/1999-12/31/1999  STANDARD MANAGEMENT CORP          SMAN        NQ        6310
51983  12/30/1994-09/19/1996  UNITED COMPANIES FINANCIAL CORP   UCFC        NQ        6310
78765  12/30/1994-03/27/1997  UNITED HOME LIFE INS CO           UHLI        NQ        6311
76454  08/02/1999-08/12/1999  UNITED TRUST GROUP INC            UTGIV       NQ        6310
76454  08/13/1999-12/31/1999  UNITED TRUST GROUP INC            UTGI        NQ        6310
76454  12/30/1994-05/12/1997  UNITED TRUST INC                  UTIN        NQ        6310


                                  [LETTERHEAD]

                 Comparison of Five-Year Cumulative Total Returns
                       SIC Listing for 19941230-19991231
                   NASDAQ Stocks (SIC 6310-6319 US Companies)
                                 Life Insurance


Prepared by the Center for Research in Security Prices
Produced on 01/28/2000


Perm#  Date Range             Company Name                      TICK   CL   EX   F    SIC
76454  05/13/1997-06/27/1997  UNITED TRUST INC                  UTIDV       NQ        6310
76454  05/30/1997-07/30/1999  UNITED TRUST INC                  UTIN        NQ        6310
79477  07/23/1996-12/31/1999  UNIVERSAL AMERICAN FINANCIAL COR  URCO        NQ        6310
79477  12/30/1994-07/22/1996  UNIVERSAL HOLDING CORP            URCO        NQ        6310


   Total number of distinct issues =   35
   Total active on 12/31/1999      =   16
   Exchange Labels: NY = New York, AM = American, NQ = Nasdaq

                                 [LETTERHEAD]

CRSP COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN REPORTS

All services include a three-page performance report. Subscribers selecting levels 2 and 3 also receive two ASCII data files on one diskette. The performance report contains complete descriptions of all selected indexes, a table of month-end results, and a one-page graph of monthly results. The two diskette files contain monthly and daily results tables. The index data in both tables is in a tabular format compatible with popular spreadsheet and application programs.

PERFORMANCE TABLE AND GRAPH

The performance report consists of a two-page table and a one-page graph of monthly index levels.

The table includes:

-- The range of data and report date.

-- A description of the company including name, fiscal year-end, and all common issues with CUSIP, class, ticket, SIC code, and exchange.

-- A description of the market and peer index used.

  - name of market index used.
  - name of industry-based index or list of all names of each security in self-determined peer group.

The monthly table contains four columns: date, company index level, market index level, and peer index level. Each row represents results for one date each month. The observation dates are intended to be monthly anniversaries of the fiscal year-end. If these dates are not trading days, the prior trading day will be reported.

The graph is a one-page line graph of the three chosen index levels. It includes descriptions of the selected indexes.

DISKETTE FILES

Each diskette contains two ASCII files. Columns are delimited by commas. Text strings and dates are enclosed in double quotes.

                ----------------------------------------
                REPORT                       FILE NAME
                ----------------------------------------
                monthly results table        MONTHLY.DAT
                ----------------------------------------
                daily results table          DAILY.DAT
                ----------------------------------------

The monthly results table contains the same information as the monthly report table in the printed performance report plus market and peer counts. Column field positions are:

Date ("mm/dd/yy")       Company Index Level    Market Index Level     Market Cond.     Peer Index Level     Peer Count
----------------------------------------------------------------------------------------------------------------------
      1-10                     12-21                 23-32               34-41               43-52             54-60
----------------------------------------------------------------------------------------------------------------------

The daily results table contains rows for each trading day in the time period. It Incorporates four columns not included in the monthly table: capitalization for the company, market index, and peer index, and company issue count. Column field positions are:

   Date            Company     Company      Company      Market       Market      Market      Peer Index      Peer      Peer
("mm/dd/yy")     Index Level     Cap     Issue Count   Index Level     Cap         Count         Level        Cap       Count
-------------------------------------------------------------------------------------------------------------------------------
    1-10             12-21        23-33      35-42        44-53        55-65       67-74        76-85         87-97     99-105
-------------------------------------------------------------------------------------------------------------------------------

                                 [LETTERHEAD]


                  CRSP PERFORMANCE GRAPHS AND REPORTS
           WITH LESS THAN FIVE YEARS OF NASDAQ EXCHANGE DATA


REBASING AN INDEX LEVEL

One index level is equivalent to another index level if all values in one series are equal to a constant times the level value in the other series. If you want an index level with a different starting date, you can create a new equivalent series by finding the appropriate constant and then multiplying the entire original series by that constant. The constant is determined by dividing the new value by the old value. See example listed below:

--------------------------------------------------------------------------------------------------------------------------
Series        Old Value     New Value       Constant       New Index        Constant Formula
--------------------------------------------------------------------------------------------------------------------------
12/31/86      116.931
--------------------------------------------------------------------------
12/31/87      127.786                                                          NEW VALUE (100.000)
--------------------------------------------------------------------------     ------------------- = CONSTANT (.78987)
12/31/88      12?.???        ???.???        ???.???        10?.???             OLD VALUE (126.603)
--------------------------------------------------------------------------
12/31/89      125.420                       ???.???        99.065
--------------------------------------------------------------------------
12/31/90      123.268                       ???.???        97.361
--------------------------------------------------------------------------------------------------------------------------

APPENDING AN INDEX

The same method works for appending one index level to the end of another. Select an overlap day on which there is an index level in both the new series and the old series. You can create a new equivalent series by finding the appropriate constant and then multiplying the entire second index series by that constant. The constant is determined by dividing the second appended index value by the first index value. See example listed below:

--------------------------------------------------------------------------------------------------------------------------
Series        Old Value     New Value       Constant       New Index      Constant Formula
--------------------------------------------------------------------------------------------------------------------------
12/31/86      100.000                                      100.000
--------------------------------------------------------------------------
12/31/87      127.786                                      127.786            NEW VALUE (126.603)
--------------------------------------------------------------------------    ------------------- = CONSTANT (1.26603)
12/31/88      ???.???       100.000         1??.???        10?.???            OLD VALUE (100.00)
--------------------------------------------------------------------------
12/31/89                    ???.???         ???.???        129.661
--------------------------------------------------------------------------
12/31/90                    ???.???         12?.???        131.736
--------------------------------------------------------------------------------------------------------------------------

REMEMBER...

1. Rebase an index by MULTIPLYING THE ENTIRE ORIGINAL SERIES by the chosen constant - note that the constant may be different for every series.

2. All values in the original series must be non-missing and non-zero for the time period used.

3. Only indexes with like methodologies and universes can be combined. For example, an equal-weighted index added to the beginning of a value-weighted index creates neither a value nor an equal-weighted index.

                                 [LETTERHEAD]



METHODOLOGY


SECURITY RETURN

The individual total returns formula is

                            where  for time, t, t=1 is the previous trading day
         p(t)f(t)+d(t)             p(t)=last sale or closing bid/ask on day t
  r(t) = ------------- -1          f(t)=price adjustment factor for t
             p(t-1)                d(t)=cash adjustment for t

Dividends, split factors, and other distributions are used in the returns calculation on the exdate.

SECURITY WEIGHT

The individual security weights are based on their capitalizations. Market capitalization is determined by price times shares outstanding at the close of the previous day.

INDEX RETURN

For each eligible security on a trading day, the return is defined as the change in the total dollar value of an investment in that security, per dollar of initial investment. The return on a portfolio is calculated as the weighted average of the returns for the individual stocks in the portfolio.

The index returns formula is

           [Epsilon over sub n]w(n)(t)r(n)(t)
   R(t) =  ----------------------------------
           [Epsilon over sub n]w(n)(t)

               where
               w(sub n)(t)=weight on day t for security n r(sub n)(r)=return on day t for security n

All eligible securities are included in the CRSP Total Return Index on each day provided they have an available price or quote on both the current and previous day. A new security is added as soon as it has a valid return and valid shares outstanding are reported. A delisted security is removed from the index, after its last trading date.

INDEX LEVEL

Each index level is set to a value of 100 five years prior to the end of the report. However, if the company began trading after that date, the index levels are set to 100 on the company's first day of trading.

Total index returns of the market are used to adjust the index level on a daily basis. Index level is defined as where

  If r = t sub omicron     I(f) = 100             I(t) is the index level
                                                   on day t

  Else t > t sub omicron   I(r)=I(t-1)(1+R(t)))   R(t) is the index return
                                                   on day r

CALCULATING RETURNS FROM A CRSP TOTAL RETURN INDEX LEVEL

To calculate the return from an Index level, divide the ending value by the beginning value and subtract 1.

                                   ENDING VALUE
                         RETURN = --------------- - 1
                                  BEGINNING VALUE

                                 [FRONT OF CARD]

                          THE SEIBELS BRUCE GROUP, INC.
                                1501 LADY STREET
                              (POST OFFICE BOX ONE)
                        COLUMBIA, SOUTH CAROLINA 29201(2)

     PROXY SOLICITATION FOR COMMON STOCK ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE 2000 ANNUAL MEETING OF SHAREHOLDERS ON MAY 10, 2000

         The undersigned hereby appoints R. Thomas Savage, Jr. and Matthew P. McClure and each or either of them, as proxies, with full power of substitution and resubstitution, to vote all shares of the Common Stock of The Seibels Bruce Group, Inc. which the undersigned is entitled to vote at the 2000 Annual Meeting of Shareholders to be held on May 10, 2000, and at any adjournment thereof, upon the items described in the Notice of Annual Meeting of Shareholders and Proxy Statement mailed to Shareholders on or about April 10, 2000 and upon any other business that may properly come before the 2000 Annual Meeting of Shareholders or any adjournment thereof. The undersigned hereby acknowledges prior receipt of the Notice of Annual Meeting of Shareholders and of the Proxy Statement.

         The shares of common stock represented by this proxy will be voted as directed, or if directions are not indicated, will be voted FOR the election as directors of some or all of the persons listed on this proxy, in the manner described in the Proxy Statement accompanying this Proxy Card. This proxy confers on the proxy holders the power of cumulative voting and the power to vote cumulatively for less than all of the nominees as described in the Proxy Statement. This Proxy is revocable any time prior to its use. The Board of Directors recommends a vote FOR all proposals.

                  (continued and to be signed on other side)

                             [REVERSE SIDE OF CARD]

1.   To fix the number of directors at 8.                       FOR     AGAINST     ABSTAIN


2. The election of three (3) directors to hold office until the 2003 Annual Meeting of Shareholders.

     NOMINEES:  Frank H. Avent, Charles H. Powers, George R.P. Walker, Jr.

         VOTE FOR all nominees listed above; except vote withheld from following nominees (if any).

          ----------------- ----------------

          VOTE WITHHELD from all nominees.


3.  To ratify the Board's appointment of Arthur Andersen        FOR     AGAINST     ABSTAIN
    LLP as auditors of the Company's books and records
    for the fiscal year ending December 31, 2000

                                                                FOR     AGAINST     ABSTAIN

4. To grant full and unlimited voting rights under the South Carolina Control Share Acquisitions Act to
    1,066,000 shares of Common Stock purchased by Charles H. Powers, Walker S. Powers, Rex Huggins and
    Jane Huggins, in accordance and in compliance with Title 35, Chapter 2, Article 1, Section 35-2-109 of the
    South Carolina Code.


Signature ___________________________________        Date___________________

Signature ___________________________________        Date___________________

Please complete, date and sign this proxy and return it promptly in the enclosed envelope, whether or not you plan to attend the Annual Meeting on May 10, 2000. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned your proxy.

NOTE: Signature should agree with name on stock, as shown hereon. Officers, fiduciaries, etc., should so indicate. When shares are held in the names of more than one person, each person should sign the proxy.


                                       17